UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 22, 2005

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 1-31507


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02 Results of Operations and Financial Condition

     See Item 7.01, below.

Item 7.01. Regulation FD Disclosure.

     On February 22, 2005, Waste Connections, Inc. issued a press release announcing its fourth quarter and full year 2004 earnings, and also an outlook on full year 2005. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  The following Exhibits are furnished herewith:

          99.1 Press release, dated February 22, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WASTE CONNECTIONS, INC.
                                                  (Registrant)

                                                  BY: /s/ Ronald J. Mittelstaedt
Date: February 22, 2005                               --------------------------
                                                      Ronald J. Mittelstaedt,
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.  DESCRIPTION
-----------  -----------

   99.1      Press release dated February 22, 2005, issued by Waste Connections,
             Inc.